APRIL 29, 2026
SUPPLEMENT TO
HARTFORD SCHRODERS CORE FIXED INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective immediately, Lisa Hornby, CFA will no longer serve as a portfolio manager for Hartford Schroders Core Fixed Income Fund (the “Fund”). Ms. Hornby’s portfolio management responsibilities for the Fund have transitioned to the Fund’s remaining portfolio managers. Accordingly, effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Neil G. Sutherland, CFA	Portfolio Manager	2018
Julio C. Bonilla, CFA	Portfolio Manager	2018
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7785
April 2026